FIRST AMENDMENT TO FIFTH AMENDED
AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 31, 2025, is among: BLACK STONE MINERALS COMPANY, L.P., a Delaware limited partnership, as Borrower; BLACK STONE MINERALS, L.P., a Delaware limited partnership, as Parent MLP; the parties hereto that are “Lenders” prior to the effectiveness of this Amendment under and as defined in the Original Credit Agreement referred to below (the “Lenders”); and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent. Capitalized terms used herein but not otherwise defined herein have the meaning given such terms in the Credit Agreement.
RECITALS
Borrower, Parent MLP, Administrative Agent and the Lenders are parties to that certain Fifth Amended and Restated Credit Agreement dated as of October 31, 2022 (as amended, modified or supplemented prior to the date hereof, the “Original Credit Agreement,” and as amended hereby and as may be further amended, modified or supplemented from time to time, the “Credit Agreement”).
The Borrower and Parent MLP have requested that the Lenders amend the Original Credit Agreement to make certain changes to the Original Credit Agreement as provided herein.
THEREFORE, the parties hereto hereby agree as follows:
Section 1.    Amendments to Original Credit Agreement. Section 1.02 of the Original Credit Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following:
“Termination Date” shall mean, unless the Commitments are sooner terminated pursuant to Section 2.03(b) or Section 10.02, October 31, 2030.
“Term SOFR Adjustment” means a percentage equal to 0.00% per annum.
Section 2.    Borrowing Base and Elected Revolving Commitment Amount Reaffirmation. Pursuant to Section 2.08(d) of the Credit Agreement, Administrative Agent hereby notifies Borrower and Revolving Lenders that, in satisfaction of the Scheduled Redetermination of the Borrowing Base required to take place on or about October 1, 2025 pursuant to Section 2.08(c) of the Credit Agreement, from and after the date hereof until the next redetermination of the Borrowing Base, the amount of the Borrowing Base shall be reaffirmed at $580,000,000.

Section 3.    Conditions Precedent. This Amendment shall become effective on the date (such date, the “Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.04):
    3.1    The Administrative Agent shall have received each of the following:
(i)    from the Lenders, the Parent MLP, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person;

(ii)    a certificate of the Secretary or an Assistant Secretary of the General Partner of the Borrower and of each Guarantor setting forth (i) resolutions of its board of managers, board of directors or other appropriate governing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the General Partner and each Guarantor (y) who are authorized to sign the Loan Documents to which the Borrower or each Guarantor, as applicable, is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the articles, certificate of incorporation, limited partnership agreement and bylaws, as applicable, of the Borrower and each Guarantor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary;

(iii)    certificates from the applicable state of organization of the Borrower and each Guarantor with respect to the existence, qualification and good standing;

(iv)    reasonable satisfaction that the Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (e), (g) and (h) of the definition thereof) on the Oil and Gas Properties evaluated in the most recent Reserve Report having a total PV9% value based upon the Administrative Agent’s commodity price projections and assumptions of not less than the effective Borrowing Base as of the Effective Date;

(v)    an opinion of Vinson & Elkins LLP, counsel to the Borrower reasonably acceptable to the Administrative Agent;

(vi)    a certificate of insurance coverage of the Borrower evidencing that the Borrower is carrying insurance in accordance with Section 7.18 of the Credit Agreement; and

(vii)    appropriate UCC search certificates reflecting no prior liens or security interests encumbering the Mortgaged Properties for each of Delaware and Texas other
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than those naming the Administrative Agent as the secured party or Liens permitted by Section 9.03 of the Credit Agreement.

3.2    The Administrative Agent shall have received the Consent and Agreement attached to this Amendment executed by the Guarantors (in such numbers as may be requested by the Administrative Agent).

3.3    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.4    No Default or Event of Default shall have occurred and be continuing as of the date hereof, immediately after giving effect to the terms of this Amendment.

    The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 of this Amendment or the waiver of such conditions as permitted in Section 12.04. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.    Post-Closing Covenant. Within 30 days of the Effective Date (or such later date as the Administrative Agent may reasonably agree), the Borrower will deliver (i) amendments to the mortgages and deeds of trust constituting Security Instruments reflecting the extension of the Termination Date by this Amendment, in form and substance reasonably satisfactory to the Administrative Agent executed by the Borrower and acknowledged (in such numbers as may be requested by the Administrative Agent) and (ii) opinions of local counsel to the Borrower regarding those amendments to the mortgages and deeds of trust to be filed in Texas, North Dakota, California and Louisiana reasonably acceptable to the Administrative Agent.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended hereby, shall remain in full force and effect following the effectiveness hereof.
5.2    Ratification and Affirmation; Representations and Warranties. Each of Borrower and Parent MLP hereby (a) ratifies and affirms each Loan Party’s obligations under, and acknowledges each Loan Party’s continued liability under, each Loan Document to which such Loan Party is a party and agrees that each Loan Document to which any Loan Party is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to Administrative Agent and Lenders that as of the date hereof, after giving effect to the terms hereof:
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(i)all of the representations and warranties contained in each Loan Document to which any Loan Party is a party are true and correct in all material respects (unless otherwise qualified as to materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date,
(ii)no Default or Event of Default has occurred and is continuing, and
(iii)no event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Loan Document. This Amendment is a Loan Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BLACK STONE MINERALS COMPANY, L.P., as Borrower

By:    BSMC GP, L.L.C., its General Partner

By:    Black Stone Minerals, L.P., its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
    its General Partner

By:
Name:    Taylor DeWalch
Title:    Chief Financial Officer

BLACK STONE MINERALS, L.P.,
as Parent MLP

By:    Black Stone Minerals GP, L.L.C.,
    its General Partner

By:
Name:    Taylor DeWalch
Title:    Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Bank, Swingline Lender and a Lender

By:
Name:
Title:

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BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

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JPMORGAN CHASE BANK N.A.,
as a Lender

By:
Name:
Title:

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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

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ZIONS BANCORPORATION, N.A. dba AMEGY BANK, as a Lender

By:
Name:
Title:

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BOKF, NA DBA BANK OF TEXAS, as a Lender

By:
Name:
Title:

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COMERICA BANK,
as a Lender

By:
Name:
Title:

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FIRST HORIZON BANK,
as a Lender

By:
Name:
Title:

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[First Amendment]
CONSENT AND AGREEMENT
Each of the undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Sixth Amended and Restated Guarantee and Collateral Agreement dated as of October 31, 2022, as amended, modified or supplemented to date, made by it for the benefit of Administrative Agent and Lenders, executed pursuant to the Credit Agreement and the other Loan Documents, (iii) ratifies and confirms all other Loan Documents made by it for the benefit of Administrative Agent and Lenders, (iv) agrees that all of its respective obligations and covenants thereunder, except as may be amended or modified hereby, shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith and (v) agrees that such Sixth Amended and Restated Guarantee and Collateral Agreement and such other Loan Documents shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Agreement to be duly executed as of the date first written above.

BLACK STONE ENERGY COMPANY, L.L.C.
BLACK STONE NATURAL RESOURCES, L.L.C.
BSMC LOUISIANA LLC
By:    Black Stone Minerals Company, L.P.,
its Sole Member

By:    BSMC GP, L.L.C.,
its General Partner

By:    Black Stone Minerals, L.P.,
its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By:
Name:    Taylor DeWalch
Title:    Chief Financial Officer

BLACK STONE MINERALS, L.P.

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By:
Name:    Taylor DeWalch
Title:    Chief Financial Officer

SIGNATURE PAGE
CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT

BSMC GP, L.L.C.

By:    Black Stone Minerals, L.P.,
its Sole Member

By:    Black Stone Minerals GP, L.L.C.,
its General Partner

By:
Name:    Taylor DeWalch
Title:    Chief Financial Officer

SIGNATURE PAGE
CONSENT TO FIRST AMENDMENT TO CREDIT AGREEMENT